Lincoln Benefit Life Company
                  Lincoln Benefit Life Variable Annuity Account

                       Supplement, dated December 15, 2003
                                     to the
                          Prospectus, dated May 1, 2003
             for the Lincoln Benefit Life Advantage Variable Annuity


This supplement amends the May 1, 2003 prospectus for the Lincoln Benefit Life Advantage variable annuity contract ("Contract") offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus.

Effective January 1, 2004, the Income Benefit Rider may no longer be added to Contracts that have already been issued. If you add an Income Benefit Rider to your Contract prior to January 1, 2004, your Income Benefit Rider will not be affected. All references in the prospectus to the Income Benefit Rider are updated accordingly.